UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 16, 2000
                                                      ------------------

                        Atchison Casting Corporation
                        ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)


400 South Fourth Street, Atchison, Kansas                 66002
(Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code    (913) 367-2121



                                 Not applicable
        (Former name or former address, if changed since last report)

Item 5.    Other Events.

On November 16, 2000, the Company issued a press release announcing (i) the postponement of its annual meeting of stockholders originally scheduled for November 17, 2000 and (ii) updated information on its investigation of accounting irregularities at the Pennsylvania Foundry Group, a unit of three foundries of Atchison Casting Corporation in Pennsylvania. A copy of the press release announcing these events is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibit is filed herewith:

      99.1  Press Release dated November 16, 2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: November 16, 2000



                                    Atchison Casting Corporation

                                    By:  /s/ Hugh H. Aiken
                                        --------------------------------
                                          Hugh H. Aiken
                                          Chief Executive Officer




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